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                                                                 EXHIBIT 10-S(i)

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                                  PLAN DOCUMENT

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                                                                       JULY 1999

                                TABLE OF CONTENTS

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      PARAGRAPH                                                                      PAGE
      ---------                                                                      ----
      PREAMBLE

                                    ARTICLE I

                                   DEFINITIONS

         1.1               Account                                                      1
         1.2               Adoption Agreement                                           1
         1.3               Beneficiary                                                  1
         1.4               Cashout Amount                                               1
         1.5               Change Of Control                                            1
         1.6               Code                                                         1
         1.7               Compensation                                                 1
         1.8               Disability                                                   2
         1.9               Distribution Date                                            2
         1.10              Effective Date                                               2
         1.11              Employee                                                     2
         1.12              Employer                                                     2
         1.13              Entry Date                                                   2
         1.14              ERISA                                                        2
         1.15              Hour Of Service                                              2
         1.16              Independent Contractor                                       3
         1.17              Insolvent                                                    3
         1.18              Nonqualified Deferred Compensation Plan                      4
         1.19              Participant                                                  4
         1.20              Plan                                                         4
         1.21              Plan Administrator                                           4
         1.22              Plan Year                                                    4
         1.23              Retirement Age                                               4
         1.24              Salary Deferral Agreement                                    4
         1.25              Salary Deferrals                                             4
         1.26              Separation From Service                                      4
         1.27              Spouse                                                       4
         1.28              Trust                                                        5
         1.29              Trustee                                                      5
         1.30              Valuation Date                                               5
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
         1.31              Year Of Service                                              5

                                   ARTICLE II

                            ELIGIBILITY REQUIREMENTS

         2.1               Participation                                                6
         2.2               Change In Classification Of Employment                       6
         2.3               Computation Period                                           6
         2.4               Service With Controlled Groups                               6

                                   ARTICLE III

                            DEFERRAL OF COMPENSATION

         3.1               Notification                                                 7
         3.2               Salary Deferral Agreement                                    7
         3.3               Salary Deferral Procedure                                    7
         3.4               Amending Salary Deferral Agreements                          7
         3.5               Termination Of Salary Deferral Agreement                     8


                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS

         4.1               Employee Salary Deferrals                                    9
         4.2               Employer Contributions                                       9
         4.3               Responsibility For Contributions                             9


                                    ARTICLE V

                        PARTICIPANT ACCOUNTS AND REPORTS

         5.1               Establishment Of Accounts                                   10
         5.2               Account Maintenance                                         10
         5.3               Valuation Of Assets                                         10
         5.4               Allocation Methods                                          10
         5.5               Valuation Date                                              11
         5.6               Participant Statements                                      11


                                   ARTICLE VI

                                     VESTING

         6.1               Vesting                                                     12
         6.2               Change of Control                                           12
         6.3               Death Or Disability                                         12
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
         6.4               Insolvency                                                  12

                                   ARTICLE VII

                                    PAYMENTS

         7.1               Benefits                                                    13
         7.2               Distributable Events                                        13
         7.3               Form Of Payment                                             13
         7.4               Payment Medium                                              13
         7.5               Death Benefits                                              13
         7.6               Beneficiary Designation                                     14
         7.7               No Beneficiary                                              14
         7.8               Claims Procedure                                            14
         7.9               Unforeseen Emergency                                        15

                                  ARTICLE VIII

                               PLAN ADMINISTRATION

         8.1               Plan Administrator                                          16
         8.2               Duties Of Plan Administrator                                16
         8.3               Employer                                                    16
         8.4               Administrative Fees And Expenses                            17
         8.5               Plan Administration And Interpretation                      17
         8.6               Powers, Duties, Procedures                                  17
         8.7               Information                                                 17
         8.8               Indemnification Of Plan Administrator                       17

                                   ARTICLE IX

                                   TRUST FUND

         9.1               Trust                                                       18
         9.2               Unfunded Plan                                               18
         9.3               Investment Direction                                        18
         9.4               Assignment And Alienation                                   19

                                    ARTICLE X

                            AMENDMENT AND TERMINATION

         10.1              Amendment                                                   20
         10.2              Termination                                                 20
         10.3              Existing Rights                                             20
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
                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1              Total Agreement                                             21
         11.2              Employment Rights                                           21
         11.3              Non-Assignability                                           21
         11.4              Binding Agreement                                           21
         11.5              Receipt And Release                                         21
         11.6              Governing Law                                               21
         11.7              Heading And Subheadings                                     21

                                    PREAMBLE

The Employer, by executing the Adoption Agreement, hereby establishes an unfunded Nonqualified Deferred Compensation Plan for a select group of management or highly compensated Employees. Under the terms of the Plan, certain Employees may elect to defer receipt of their Compensation and to provide a means for deferrals of Compensation.

Participants shall have no right, either directly or indirectly, to anticipate, sell, assign or otherwise transfer any benefit accrued under the Plan. In addition, no Participant shall have any interest in any Employer assets set aside as a source of funds to satisfy its benefit obligations under the Plan, including the establishment of any trust under the terms of Revenue Procedure 92-64 or any amendment thereof or successor thereto. Participants shall have the status of general unsecured creditors of the Employer and the Plan constitutes an unsecured promise by the Employer to make benefit payments in the future.

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The Plan is intended to be "a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2) and 301(a)(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and shall be interpreted and administered to the extent possible in a manner consistent with that intent.

                                    COPYRIGHT

This document is copyrighted under the laws of the United States. Its use, duplication or reproduction, including the use of electronic means, is prohibited by law without the express consent of the author.

(C)1999 McKay Hochman Co., Inc.

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                                    ARTICLE I

                                   DEFINITIONS

1.1 Account For each Participant, the account established for his or her benefit under Article V.

1.2 Adoption Agreement The written instrument attached to this Plan document by which the Employer establishes a Nonqualified Deferred Compensation Plan for eligible Employees.

1.3 Beneficiary An individual, individuals, trust or other entity designated by the Participant to receive his or her benefit in the event of the Participant's death. If more than one Beneficiary survives the Participant, payments shall be made equally to all such Beneficiaries, unless otherwise provided in the beneficiary designation form. Nothing herein shall prevent the Participant from designating primary and contingent Beneficiaries. Elections made by a Participant as to the timing and method of payment shall be binding on all Beneficiaries named by the Participant in his or her most recently dated beneficiary form.

1.4 Cashout Amount An amount equal to the maximum remaining salary deferrals the Participant would have been permitted to make to a qualified cash or deferred 401(k) plan maintained by the Employer after the completion of all required antidiscrimination and nondiscrimination testing.

1.5 Change Of Control The purchase or other acquisition by any person, entity or group of persons within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), (or any comparable successor provisions), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Act of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Employer of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Employer's then outstanding securities, or a liquidation or dissolution of the Employer or of the sale of all or substantially all of the Employer's assets.

1.6 Code The Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplement or replaces such section or subsection.

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1.7     Compensation Shall have the meaning elected by the Employer in the
        Adoption Agreement. Compensation shall only include amounts earned while a Participant if Plan Year is chosen as the applicable Compensation computation period.

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1.8     Disability An illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months, certified by a physician selected by or satisfactory to the Employer, which prevents the Participant from engaging in the Participant's own occupation for wage or profit.

1.9 Distribution Date The date specified in the Adoption Agreement on which a Participant's benefit is payable under the Plan. A Participant shall have no right to receive a payment of his or her benefit until reaching his or her Distribution Date.

1.10 Effective Date The date selected in the Adoption Agreement as of which the Plan first becomes effective.

1.11 Employee Any person employed by the Employer as a common-law employee, a member of the board of directors of the Employer or an Independent Contractor deemed to be an Employee by the company. Individuals who shall be treated as Employees for purposes of the Plan shall be limited to those individuals who are within a select group of management or highly compensated Employees as determined by the Employer in its sole discretion.

1.12 Employer The corporation or business entity which adopts this Plan including any successor to all or a major portion of the Employer's assets or business which assumes the obligations of the Employer and each other entity that is affiliated with the Employer and any member of a controlled group of corporations as defined at Code Section 414(b), all commonly controlled trades or businesses as defined at Code
        Section 414(c) and any member of an affiliated service group as defined at Code Section 414(m), which may adopt the Plan with the consent of the Employer, provided that the Employer that executes the Adoption Agreement shall have the sole power to amend this Plan and shall be the Plan Administrator if no other person or entity is so serving at any time.

1.13 Entry Date The date on which an Employee commences participation in the Plan as determined by the Employer in the Adoption Agreement.

1.14 ERISA The Employee Retirement Income Security Act of 1974, as amended. Reference to any section or subsection of ERISA includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

1.15    Hour Of Service

        (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed, and

        (b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are

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                performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference, and

        (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph
                (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

        (d) Hours of Service shall be credited for employment with the Employer and with other members of an affiliated service group [as defined in Code Section 414(m)], a controlled group of corporations [as defined in Code Section 414(c)] of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) and the regulations thereunder. Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

        (e) Solely for purposes of determining whether a Break in Service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No more than 501 hours will be credited under this paragraph.

        (f) Hours of Service shall be determined under an hours counting method.

1.16 Independent Contractor Individuals other than partnerships or corporations who perform services on a contractual basis for the Employer. Independent

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        Contractors may be deemed to be Employees for purposes of this Plan if so elected by the Employer. The Employer, in its sole discretion, shall determine whether any Independent Contractor shall be treated as an Employee for purposes of this Plan only.

1.17 Insolvent Means either (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

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1.18    Nonqualified Deferred Compensation Plan A plan, within the meaning of
        ERISA Section 201(2), the purpose of which is to permit a select group of management or highly compensated Employees to defer receipt of a portion of their Compensation to a future date.

1.19 Participant An Employee who is eligible to participate in the Plan and who is currently deferring a portion of his or her Compensation under this Plan. An Employee or former Employee who has previously deferred a portion of his or her Compensation under the Plan and who is still entitled to the payment of benefits under the Plan shall also be considered a Participant.

1.20 Plan The Nonqualified Deferred Compensation Plan established by the Employer under the terms of this Plan document and the accompanying Adoption Agreement.

1.21 Plan Administrator The individual or committee appointed by the Employer to administer the Plan as provided herein. If no such appointment is made, the Compensation Committee ("Compensation Committee") of the Board of Directors ("Board") of the Employer shall serve as the Plan Administrator. If a Compensation Committee doesn't exist and no appointment is made by the Board, then the Board shall serve as the Plan Administrator. In no event shall any Participant who sits on the Compensation Committee or Board determine the amount of his or her benefits under this Plan.

1.22 Plan Year The 12-consecutive month period beginning in January to December 31st unless otherwise specified in the Adoption Agreement.

1.23 Retirement Age The age, set by the Employer in the Adoption Agreement, at which a Participant may retire and receive his or her benefits under the Plan.

1.24 Salary Deferral Agreement The written agreement between an eligible Employee and the Employer to defer receipt by the Employee of Compensation not yet earned. Such agreement shall state the deferral amount or percentage of Compensation to be withheld from the Employee's Compensation and shall state the date on which the agreement is effective, as provided at paragraph 3.1.

1.25 Salary Deferrals That portion of an Employee's Compensation which is deferred under the terms of this Nonqualified Deferred Compensation Plan. Such Compensation cannot yet have been earned by the Employee at the time of the Participant's election to defer.

1.26 Separation From Service The severance of an Employee's employment with the Employer for any reason.

1.27 Spouse The individual to whom a Participant is married or was married, or was married in the case of a deceased Participant who was married at the time of his or her death. A former spouse will be treated in the same manner as a Spouse to the extent provided under a Qualified Domestic Relations Order as described in Code Section 414(p).

1.28 Trust The agreement, written in accordance with Revenue Procedure 92-64, as may be amended or superseded, between the Employer and the Trustee under which any assets delivered by the Employer to the Trustee will be held and managed. Any assets held under the terms of the Trust shall be the exclusive property of the Employer and shall be subject to the creditor claims of the Company. Participants shall have no right, secured or unsecured, to any assets held under the terms of the Trust.

1.29 Trustee The institution named by the Employer in the Trust agreement and any corporation which succeeds the Trustee by merger or by acquisition of assets or operation of law.

1.30 Valuation Date The date on which Participant accounts under this Nonqualified Deferred Compensation Plan are valued.

1.31 Year Of Service A 12-consecutive month period commencing with the Employee's first day of employment or reemployment, and each 12-consecutive month period thereafter.

                                   ARTICLE II

                            ELIGIBILITY REQUIREMENTS

2.1 Participation Employees who meet the eligibility requirements set forth in the Adoption Agreement on the Effective Date of the Plan shall become Participants as of the Effective Date of the Plan. Employees who have not satisfied the eligibility requirements on the Effective Date shall become Participants on the Entry Date immediately following the date on which they meet the eligibility requirements. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall be eligible to participate on the Entry Date immediately following the date on which the Employee becomes a member of the eligible class.

2.2 Change In Classification Of Employment In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, such Employee shall be eligible to participate on the Entry Date which follows his or her return to an eligible class of Employees.

2.3 Computation Period To determine Years of Service for eligibility purposes, the 12-consecutive month period shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each anniversary thereof, such that the succeeding 12-consecutive month period commences with the Employee's first anniversary of employment. An Hour of Service shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer.

2.4 Service With Controlled Groups All Years of Service with other members of a controlled group of corporations as defined in Code Section 414(b), trades or businesses under common control as defined in Code
        Section 414(c), or members of an affiliated service group as defined in Code Section 414(m), if applicable, shall be credited for purposes of determining an Employee's eligibility to participate.

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                                   ARTICLE III

                            DEFERRAL OF COMPENSATION

3.1 Notification The Plan Administrator shall provide written notification to an Employee of his or her eligibility to participate in the Nonqualified Deferred Compensation Plan and to elect to defer Compensation under this Plan, and shall further provide such Employee with a Salary Deferral Agreement. The notification shall describe the requirements and limitations on the Employee's Salary Deferrals, the Plan's distributable events and the optional forms of payment that must be selected by the Participant prior to the period of service for which the deferral is made.

3.2 Salary Deferral Agreement The Participant shall enter into a Salary Deferral Agreement with the Employer authorizing the deferral of all or part of the Participant's Compensation under the Plan earned during the period in which the individual participates in the Plan. The Salary Deferral Agreement shall also specify the commencement date and method of payment with respect to benefits attributable to Salary Deferrals and Employer contributions, if any, for the applicable Plan Year. Employees who are eligible on the date the Nonqualified Deferred Compensation Plan is first effective may make an election to defer Compensation within 30 days after the Effective Date for services to be performed after the Entry Date. Notwithstanding the preceding sentence, if the Employer selects the Effective Date as the Entry Date, then the period of service upon which deferrals are based shall commence after the date the Employee elects to defer Compensation. Employees first becoming eligible after the date the Plan is effective may make an election to defer Compensation within 30 days after the Participant's initial eligibility date for services to be performed after the Entry Date. In no event shall a Participant be permitted to defer Compensation for a pay period which has commenced prior to the date on which the Salary Deferral Agreement is signed by the Participant and accepted by the Plan Administrator.

3.3 Salary Deferral Procedure Upon receipt of a properly completed and executed Salary Deferral Agreement the Plan Administrator shall notify the Employer to commence to withhold that portion of the Participant's Compensation specified in the Agreement. In no event will the Participant be permitted to defer more than the amount specified by the Employer in the Adoption Agreement.

3.4 Amending Salary Deferral Agreements A Participant shall be permitted to increase or decrease his or her Salary Deferrals by filing an amended Salary Deferral Agreement, with the Plan Administrator. Such amendment shall be effective on the first day of the first payroll period beginning in the next Plan Year which follows the date on which the amended Salary Deferral Agreement is received by the Plan Administrator.

3.5 Termination Of Salary Deferral Agreement The Employer shall have the right to terminate a Participant's Salary Deferral Agreement at any time upon written notice to the Participant. Such termination shall be effective on the first day of the next payroll period. In no event shall the Employer have the right to terminate a Salary Deferral Agreement with respect to Compensation already deferred. The Participant shall also have the right to terminate his or her Salary Deferral Agreement upon written notice to the Plan Administrator. Such termination shall be effective on the first day of the first payroll period in the Plan Year following the date on which the termination request is received by the Plan Administrator. The Participant shall not be permitted to reinstate a new Salary Deferral Agreement until the first day of the first payroll period beginning in the Plan Year following the date on which a new Salary Deferral Agreement is received by the Plan Administrator.

                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS

4.1 Employee Salary Deferrals The Employer shall remit to the Trustee all amounts deferred by Participants under the terms of their respective Salary Deferral Agreements. Remittance by the Employer shall be made as soon as administratively feasible following the date amounts were withheld from the Participant's Compensation but not later than 15 business days following the end of the month during which they were withheld. Any such Salary Deferrals and earnings held by the Trustee shall remain the property of the Employer and shall be subject to the claims of the Employer's creditors.

4.2 Employer Contributions The Employer may make matching or discretionary contributions under the terms of the Nonqualified Deferred Compensation Plan. The amount of the Employer's discretionary and/or matching contribution and the formula(s) for allocating such contributions will be determined by the Employer in the Adoption Agreement. Any such contributions plus the earnings shall be held by the Trustee but shall remain the property of the Employer and shall be subject to the claims of the Employer's creditors. Any Employer contributions made under the Plan shall be transmitted to the Trustee not less frequently than annually.

4.3 Responsibility For Contributions The Employer has sole responsibility for remitting Employee Salary Deferrals and Employer contributions to the Trustee. The Trustee shall have no duty to determine whether the amounts forwarded by the Employer are the correct amount or that they have been transmitted in a timely manner.

                                    ARTICLE V

                        PARTICIPANT ACCOUNTS AND REPORTS

5.1 Establishment Of Accounts The Plan Administrator shall establish and maintain individual recordkeeping accounts on behalf of each Participant for purposes of determining each Participant's benefits under the Plan. Separate sub-accounts shall be established for each Participant with respect to each Salary Deferral Agreement for which a different form of payment has been selected.

5.2 Account Maintenance The Plan Administrator shall add to each Participant's account amounts representing:

        (a)     Employee Salary Deferrals,

        (b) Employer matching or discretionary contributions, if applicable, and

        (c)     investment earnings.

        The Plan Administrator shall deduct from each Participant's account amounts representing:

        (d)     distributions to the Participant or Beneficiary, and

        (e)     investment losses.

5.3 Valuation Of Assets As of each Valuation Date the Plan Administrator shall determine the fair market value of all assets held under the terms of the Nonqualified Deferred Compensation Plan. The valuation of securities traded on a national securities exchange shall be determined on the last business day of the valuation period in accordance with established or recognized industry standards for the valuation of traded securities. The value of any illiquid or thinly traded investment shall be determined by an appraisal prepared by an independent qualified appraiser to appraise the security or other such investment. Notwithstanding the first sentence of this paragraph, an appraisal of non-traded securities shall be prepared as of the last day of each Plan Year and as required with respect to the determination of benefit payments.

5.4 Allocation Methods The Employer's matching and discretionary contributions, if any, shall be allocated to eligible Participants in accordance with the allocation formula selected in the Adoption Agreement. If Employee Salary Deferrals and Employer contributions, if any, are invested in a pooled account arrangement, each Participant's account shall receive a pro-rata share of the investment earnings or losses on all assets held in the pooled account arrangement. Such pro-rata share shall be determined on the basis of the fair market value of each Participant's account at the beginning of the valuation period less distributions made during the valuation period. One-half of the contributions received systematically during the valuation period shall be added to the Participant's beginning account balance for allocation purposes. If contributions are invested in mutual funds or other pooled investment vehicles, the investment earnings allocable to each such Participant shall be determined by reference to the value of the applicable investment.

5.5 Valuation Date Participant accounts shall be valued on the date(s) agreed upon by the Employer and the Trustee provided that accounts shall be valued not less frequently than at the end of each Plan Year and that the value of non-traded securities shall be determined in accordance with paragraph 5.3.

5.6 Participant Statements The Plan Administrator shall provide Participants with a statement of his or her account showing the additions to and deductions from such account during the period from the last statement date. Such statement shall be provided to Participants as soon as administratively feasible following the end of each Plan Year and on such other dates as agreed to by the Employer and the party maintaining Participant records.

                                   ARTICLE VI

                                     VESTING

6.1 Vesting Subject to the restrictions contained in paragraph 4.1 herein, a Participant shall be immediately vested in (i.e. shall have a nonforfeitable right to) all Salary Deferrals, and to all income and gain attributable thereto, credited to his or her Account. A Participant shall become vested in the portion of his or her Account attributable to discretionary or matching contributions and income and gain attributable thereto upon reaching a Distributable Event as defined in paragraph 7.2, subject to earlier vesting in accordance with paragraphs 6.3, 6.4, and 6.5.

6.2 Change Of Control A Participant shall become fully vested in his or her Account immediately prior to a Change of Control of the Employer.

6.3 Death Or Disability A Participant shall become fully vested in his or her Account immediately prior to termination of the Participant's employment, by reason of the Participant's death or total and permanent Disability. Whether a Participant's termination of employment is by reason of the Participant's total and permanent Disability shall be determined by the Plan Administrator in his or her sole discretion.

6.4 Insolvency A Participant shall become fully vested in his or her Account immediately prior to the Employer becoming Insolvent, in which case the Participant shall have the same rights as a general creditor of the Employer with respect to his or her Account balance.

                                   ARTICLE VII

                                    PAYMENTS

7.1 Benefits A Participant's or Beneficiary's benefit payable under the Plan shall be the value of the Participant's Account at the time of a distributable event occurs under the Plan. Such benefit shall be payable from the general assets of the Employer which includes any assets held in the Trust. In no event will a Participant's right to a benefit under this Plan give such Participant a secured right or claim on any assets held in the Trust.

7.2 Distributable Event A Participant's benefit shall be payable within 30 days following the Distribution Date coincident with or first following the earlier of the date on which:

        (a)     the Participant terminates employment with the Company;

        (b)     the Participant dies;

        (c)     the Participant becomes disabled;

        (d)     the Employer undergoes a Change In Control;

        (e)     as otherwise provided in the Adoption Agreement; and

        (f)     termination of the Plan under paragraph 10.2 hereof.

        No Participant shall have any right to receive payment of his or her benefit under the Plan prior to a Distribution Date.

7.3 Form Of Payment A Participant's benefit shall be paid in the form of a lump sum or installments. Pursuant to paragraph 3.1, any election of a form of payment must be made by the Participant prior to the period of service for which the Salary Deferral is made. A different form of payment may be selected with respect to each separate deferral election made by the Participant.

        Notwithstanding the foregoing, if elected by the Employer in the Adoption Agreement, a Participant shall have the right when completing his or her Salary Deferral Agreement to direct that a Cashout Amount be either distributed to the Participant in the form of a lump sum or transferred for credit to his or her account in a qualified cash or deferred 401(k) plan maintained by the Employer. If elected by the Participant, a distribution or transfer shall be completed no later than 2-1/2 months after the close of the Plan Year.

7.4 Payment Medium The Employer may elect to pay the Participant's lump sum or installment benefits in the form of cash, securities or any other property acceptable to the Participant and to the Employer.

7.5 Death Benefits Any benefit to which a deceased Participant is entitled to receive under the Plan shall be paid to such Participant's Beneficiary. Such death benefit shall be paid as a lump sum unless the Participant was receiving payment of his or her benefit in installments at the time of death. In such event, the Participant's Beneficiary shall continue to receive installment payments in the same manner as the Participant.

7.6 Beneficiary Designation A Participant shall have the right to designate a Beneficiary and to amend or revoke such designation at any time in writing. Such designation, amendment or revocation shall be effective upon receipt by the Plan Administrator. A Participant may not, however, change his or her Beneficiary (during the life of such Beneficiary) after payments have commenced under an installment payment option where the payment period is determined by reference to the life expectancy of the Participant and his or her Beneficiary.

7.7 No Beneficiary If no Beneficiary designation is made, or if the Beneficiary designation is held invalid, or if no Beneficiary survives the Participant and benefits are determined to be payable following the Participant's death, the Plan Administrator shall direct that payment of benefits be made to the person or persons in the first category in which there is a survivor. The categories of successor beneficiaries, in order, are as follows:

        (a)     Participant's Spouse;

        (b) Participant's descendants, per stirpes (eligible descendants shall be determined by the intestacy laws of the state in which the decedent was domiciled);

        (c)     Participant's parents;

        (d) Participant's brothers and sisters (including step brothers and step sisters); and

        (e)     Participant's estate.

7.8 Claims Procedure A Participant or authorized representative of a Participant may submit to the Plan Administrator questions regarding Plan benefits or a claim for the payment of benefits. Such question or claim may be submitted at any time. However, benefit payments shall not be payable earlier than permitted by the Plan. The Plan Administrator shall accept, reject, or modify such request and shall send written notification to the Participant setting forth the response of the Plan Administrator and in the case of a denial or modification the Plan Administrator shall:

        (a)     state the specific reason or reasons for the denial,

        (b) provide specific reference to pertinent Plan provisions on which the denial is based,

        (c) provide a description of any additional material, data or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and

        (d)     explain the Plan's claim review procedure.

        In the event the request is rejected or modified, the Participant or his representative may appeal within 60 days following receipt by the Participant or representative of such rejection or modification, by submitting a written request for review by the Plan Administrator of its initial decision. Within 60 days following such request for review, the Plan Administrator shall render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Plan Administrator's final decision, the Participant or representative can institute an action in a court of competent jurisdiction.

7.9 Unforeseen Emergency If a Participant suffers an unforeseen emergency, as defined herein, the Plan Administrator, in its sole discretion, may pay to the Participant only that portion of his or her Account, which the Plan Administrator determined is necessary to satisfy the emergency need, including any amount(s) necessary to pay any Federal, state or local income taxes reasonably anticipated to result from the distribution. A Participant requesting an emergency payment shall apply for the payment in writing on a form approved by the Plan Administrator and shall provide such additional information as the Plan Administrator may require. For purposes of this paragraph, "unforeseen emergency" means an immediate and heavy financial need resulting from any of the following:

        (a) expenses which are not covered by insurance and which the Participant or his or her Spouse or dependent has incurred as a result of, or is required to incur in order to receive, medical care;

        (b) the need to prevent eviction of a Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence;

        (c)     a loss of the Participant's property due to casualty; or

        (d) any other circumstance that is determined by the Plan Administrator in its sole discretion to constitute an unforeseen emergency which is not covered by insurance and which cannot be reasonably relieved by the liquidation of the Participant's assets.

                                  ARTICLE VIII

                               PLAN ADMINISTRATION

8.1 Plan Administrator The Plan shall be administered by the individual(s) selected by the Employer. If no Plan Administrator is named by the Employer or the named Plan Administrator has resigned or otherwise cannot perform the administrative duties under the Plan, the Compensation Committee of the Board of Directors of the Employer shall serve as Plan Administrator. If no Compensation Committee exists, then the Board of Directors of the Employer shall serve as the Plan Administrator. However, in no event shall any Participant who sits on the Compensation Committee or Board determine the amount of his or her benefit under the Plan. The Plan Administrator shall serve at the pleasure of the Employer, who shall have the right to remove the Plan Administrator at any time upon 30 days written notice. The Plan Administrator shall have the right to resign upon 30 days written notice to the Employer.

8.2 Duties Of Plan Administrator The Plan Administrator shall be responsible to perform all administrative functions of the Plan. These duties include but are not limited to:

        (a) Communicating with Participants in connection with their rights and benefits under the Plan.

        (b) Reviewing investment direction preferences received from Participants.

        (c) Arranging for the payment of taxes (including income tax withholding), expenses and benefit payments to Participants under the Plan.

        (d)     Filing any returns and reports due with respect to the Plan.

        (e) Interpreting and construing Plan provisions and settling claims and domestic relations orders in connection with Plan benefits.

        (f) Serving as the Plan's designed representative for the service of notices, reports, claims or legal process.

        (g) Employing any agents such as accountants, auditors, attorneys, actuaries or any other professionals it deems necessary in the performance of any of its duties.

8.3 Employer The Employer has sole responsibility for the establishment and maintenance of the Plan. The Employer through its Board shall have the power and authority to appoint the Plan Administrator, Trustee and any other professionals as may be required for the administration of the Plan or the Trust. The Employer shall also have the right to remove any individual or party appointed to perform administrative, investment, fiduciary or other functions under the Plan. The Employer may delegate any of its powers to the Plan Administrator, Board Member or a Committee of the Board.

8.4 Administrative Fees And Expenses Except for Trustee fees and expenses, all reasonable costs, charges and expenses incurred by the Plan Administrator or the Trustee in connection with the administration of the Plan or the Trust shall be paid by the Employer. The Trustee shall be specifically authorized to charge its fees and expenses directly to the Trust. If the Trust has insufficient liquid assets to cover the applicable fees, the Trustee shall have the right to liquidate assets held in the Trust to pay any fees or expenses due. Notwithstanding the foregoing, no compensation other than reimbursement for expenses shall be paid to an Plan Administrator who is an Employee of the Employer.

8.5 Plan Administration And Interpretation The Plan Administrator shall have complete control and authority to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant, Beneficiary, deceased Participant, or other person having or claiming to have any interest under the Plan. The Plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive, and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual(s) serving as Plan Administrator who is a Participant will not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Plan Administrator shall be entitled to rely on information furnished by a Participant, a Beneficiary, the Employer, or the Trustee. The Plan Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

8.6 Powers, Duties, Procedures The Plan Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursement and compensation, and shall follow such claims and appeal procedures with respect to the Plan as it may establish.

8.7 Information To enable the Plan Administrator to perform its functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of Participants, their employment, retirement, death, termination of employment, and such other pertinent facts as the Plan Administrator may require.

8.8 Indemnification Of Plan Administrator The Employer agrees to indemnify and to defend to the fullest extent permitted by law any officer(s) or Employee(s) who serve as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Employer) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

                                   ARTICLE IX

                                   TRUST FUND

9.1 Trust Coincident with the establishment of the Plan, the Employer shall establish a Trust for the purpose of accumulating assets which may, but need not be used, by the Employer to satisfy some or all of its financial obligations to provide benefits to Participants under this Plan. All assets held in the Trust shall remain the exclusive property of the Employer and shall be available to pay creditor claims of the Employer in the event of bankruptcy. The assets held in Trust shall be administered in accordance with the terms of the separate Trust Agreement between the Trustee and the Employer.

9.2 Unfunded Plan In no event will the assets accumulated by the Employer in the Trust be construed as creating a funded Plan under the applicable provisions of the Employee Retirement Income Security Act, as amended, or under the Internal Revenue Code of 1986, as amended, or under the provisions of any other applicable statute or regulation. Any funds set aside by the Employer in trust shall be administered in accordance with the terms of the Trust.

9.3 Investment Direction In the Adoption Agreement the Employer shall elect the method in which the assets in the Trust Fund shall be invested. The Employer may retain the right to direct the investments of the Plan, to allocate investment management authority to the Trustee, to name an individual or entity which is registered as an investment manager under the Investment Advisors Act of 1940 or under applicable state law, be a bank as defined in said Act or an insurance company qualified under the laws of more than one state to perform investment management services.

        A copy of any investment management agreement (and any modifications or termination thereof) must be given to the Trustee. Written notice of each appointment of an investment manager shall be given to the Trustee. Written notice of each appointment of an investment manager shall be given to the Trustee/Custodian in advance of the effective date of the appointment. Such notice shall specify what portion of the Trust Fund will be subject to the investment manager's discretion.

        If permitted by the Employer in the Adoption Agreement, Participants shall have the opportunity to direct the investment of any Salary Deferrals and Employer contributions, if any, made under the terms of the Plan. The Trustee may (but is not required to) consider the Employer's or a Participant's investment directives when investing the assets attributable to a Participant's Account. A Participant's investment direction shall be communicated to the Plan Administrator by notifying the Plan Administrator in accordance with the procedures established by the Plan Administrator. Participants shall indicate their initial investment direction by filing an investment direction form with the Plan Administrator prior to the date on which Salary Deferrals commence under the terms of the Participant's Salary Deferral Agreement. Participants shall have the opportunity to change their investment direction with respect to new Salary Deferrals and/or Employer contributions or with respect to existing balances upon notice to the Plan Administrator. The Plan Administrator shall establish procedures with respect to the implementation of Participant investment directions.

9.4 Assignment And Alienation No Participant or Beneficiary of a deceased Participant shall have the right to anticipate, assign, transfer, sell, mortgage, pledge or hypothecate any benefit under this Plan. The Plan Administrator shall not recognize any attempt by a third party to attach, garnish or levy upon any benefit under the Plan except as provided by law or under the terms of a domestic relations order as described at Code Section 414(p).

                                    ARTICLE X

                            AMENDMENT AND TERMINATION

10.1 Amendment The Employer shall have the right to amend this Plan without the consent of any Participant or Beneficiary hereunder, provided that any amendment shall become effective on the first day of the Plan Year following the date on which the amendment is adopted by the Employer and that Participants and Beneficiaries be notified of such amendment not less than 30 days prior to the effective date thereof. The notice shall include an explanation of the amendment and its effects on the Participant's rights and benefits under the Plan. No amendment shall deprive a Participant or Beneficiary of any of the benefits which he or she has accrued under the Plan.

10.2 Termination The Employer has established this Plan with a bona fide intention and expectation to maintain the Plan indefinitely, the Employer may terminate or discontinue the Plan in whole or in part on the earlier of the date on which there is a Change of Control or as of the first business day in the Plan Year following the date on which the Employer elects to terminate.

        Upon Plan termination, no further Salary Deferrals or Employer contributions shall be made except that the Employer shall be responsible to pay any benefit attributable to Salary Deferrals and Employer contributions accrued as of the day preceding the effective date of termination plus investment earnings and less investment losses, taxes and expenses chargeable to the Participant's account up to the Distribution Date. The Plan Administrator shall make distribution of the Participant's benefit as of the next Distribution Date.

10.3 Existing Rights No amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account prior to the date of such amendment or termination.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1 Total Agreement This Plan and the executed Adoption Agreement, Deferral Agreement, Beneficiary designation and other administration forms shall constitute the total agreement or contract between the Employer and the Participant regarding the Plan. No oral statement regarding the Plan may be relied upon by the Participant.

11.2 Employment Rights Neither the establishment of this Plan nor any modification thereof, nor the creation of any Trust or Account, nor the payment of any benefits, shall be construed as giving a Participant or other person a right to employment with the Employer or any other legal or equitable right against the Employer except as provided in the Plan. In no event shall the terms of employment of any Employee be modified or in any way be affected by the Plan.

11.3 Non-Assignability None of the benefits, payments, proceeds or claims of any Participant or Beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or Beneficiary, nor shall any Participant or Beneficiary have the right to alienate, commute, pledge, encumber or assign any other the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise under the Plan.

11.4 Binding Agreement Any action with respect to the Plan taken by the Plan Administrator or the Employer or the Trustee or any action authorized by or taken at the direction of the Plan Administrator, the Employer or the Trustee shall be conclusive upon all Participants and Beneficiaries entitled to benefits under the Plan.

11.5 Receipt And Release Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Employer, the Plan Administrator and the Trustee under the Plan, and the Plan Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability (including not being the age of majority) to give a valid receipt and release, the Plan Administrator may cause payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Employer or the Trustee to follow the application of such funds.

11.6 Governing Law Construction, validity and administration of this Plan including the accompanying Adoption Agreement and the Trust shall be governed by applicable Federal law and applicable state law in which the principal office of the Employer is located. If any provision shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

11.7 Heading And Subheadings Headings and subheadings in this Plan are inserted for convenience only and are not to be considered in the interpretation of the provisions hereof.